SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 22, 2012

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

                                                                                                 Delaware                                        1-16725                                          42-1520346

                                                                                       (State or other jurisdiction        (Commission file number)                    (I.R.S. Employer

                                                                                              of incorporation)                                                                             Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

                240.14d-2(b))

[     ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

                240.13e-4(c))

__________________

Item 5.07        Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on May 22, 2012 (the “2012 Annual Meeting”).  The matters that were voted upon at the 2012 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.  Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2012 Annual Meeting, the shareholders elected three Class II directors each for a term expiring at the Company’s 2015 Annual Meeting (1).  The shareholders did not approve a proposal to amend the Company’s Certificate of Incorporation to eliminate supermajority voting requirements (2).  The shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2012 proxy statement.(3) Finally, the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2012.(4)

(1)        Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Richard L. Keyser	168,555,805	9,232,685	755,773	17,734,939
Luca Maestri	175,664,364	2,085,581	794,701	17,734,939
Elizabeth E. Tallett	151,983,681	25,830,032	730,752	17,734,939

            The directors whose terms of office continued and the years their terms expire are as follows:

Class I Directors Continuing in Office Whose Term Expires in 2014

Betsy J. Bernard

Jocelyn Carter-Miller

Gary E. Costley

Dennis H. Ferro

Class III Directors Continuing in Office Whose Term Expires in 2013

Michael T. Dan

C. Daniel Gelatt

Sandra L. Helton

Larry D. Zimpleman

	Votes For	Votes Against	Abstained	Broker Non-Votes
(2) Elimination of Supermajority Voting Requirements	174,811,484	2,836,102	896,690	17,734,939
(3) Advisory Vote on Executive Compensation	165,784,041	10,857,329	1,903,053	17,734,939
(4) Ratification of Independent Auditors	193,081,381	2,627,301	569,546	0

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        PRINCIPAL FINANCIAL GROUP, INC.

                                                                        By:         /s/ Joyce N. Hoffman

                                                                        Name:    Joyce N. Hoffman

Title:      Senior Vice President and

              Corporate Secretary

Date:    May 25, 2012